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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  May 23, 2001


        STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of October 1, 2000, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-5)

                            Structured Asset Securities Corporation
                     (Exact Name of Registrant as Specified in its Charter)



       Delaware                         333-35026              74-2440850
----------------------------           -----------        -------------------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
     Of Incorporation)                 File Number)       Identification No.)



        200 Vesey Street
       New York, New York                                         10285
     ---------------------                                     ------------
     (Address of Principal                                      (Zip Code)
      Executive Offices)


       Registrant's telephone number, including area code: (212) 526-7000

                                    No Change
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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        Item 5.  Other Events

        The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-35026) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $278,609,960 in aggregate principal amount Class 1-A1, Class 1-AX, Class 2-A1, Class 2-A3, Class 2-AX, Class 2-AP, Class 3-A1, Class 3-AP, Class 3-AX, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-5 on October 30, 2000. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated May 23, 2000, as supplemented by the Prospectus Supplement, dated October 25, 2000 (the "Prospectus Supplement"), to file a copy of Amendment No.1 (as defined below) to the Trust Agreement (as defined below) filed hereto as Exhibit 99.1.

        The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), dated as of October 1, 2000, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer (the "Master Servicer"), and The Chase Manhattan Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes:
Class 1-A1, Class 1-A2, Class 1-AX, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-AX, Class 2-AP, Class 3-A1, Class 3-AP, Class 3-AX, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R.

        Amendment No. 1 to the Trust Agreement, dated as of May 1, 2001 ("Amendment No. 1"), among the Depositor, the Trustee and the Master Servicer, amends the Trust Agreement to permit Class B4, Class B5 and Class B6 to be issued pursuant to Regulation S of the Act.



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Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:


99.1 Amendment No. 1 to the Trust Agreement, dated as of May 1, 2001, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee.





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 STRUCTURED ASSET SECURITIES CORPORATION


                                 By: /s/ Ellen V. Kiernan
                                   ----------------------------------
                                    Name:  Ellen V. Kiernan
                                    Title: Vice President


Dated:  June 1, 2001



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                                  EXHIBIT INDEX



Exhibit No.        Description                                      Page No.
-----------        -----------                                      --------


99.1               Amendment No. 1 to the Trust Agreement








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